Exhibit 10.1

CERTAIN INFORMATION HAS BEEN OMITTED IN ACCORDANCE WITH ITEM 601(B)(10) OF REGULATION S-K BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE MARKED [***].

AMENDMENT NO.1

TO

CO-PROMOTION AGREEMENT

This Amendment No. 1 to the Co-Promotion Agreement (this “Amendment”) is made and entered into as of July 1, 2024 (the “Amendment Effective Date”) by and between Heron Therapeutics, Inc., a Delaware corporation (“Heron”) and CrossLink Network, LLC, a Georgia limited liability company (“Co-Promoter”). Heron and Co-Promoter may each be referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into and are the current parties to that certain Co-Promotion Agreement with an effective date of January 1, 2024 (the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement accordingly, but only in strict accordance with, and as more particularly described in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party to the other, the Parties mutually agree as follows:

1.
Section 4.02. Section 4.02 of the Agreement shall be deleted in its entirety and replaced with the following:

“4.02 With respect to the base compensation to be paid by Heron to Co-Promoter as described in Exhibit A attached hereto, Heron shall provide Co-Promoter with 867 data reflecting sales of all units of the Product in the Territory with respect to each calendar month during the Term of this Agreement on or before the first day of the calendar month that is two calendar months later (for example, for the calendar month of July, Heron would provide such data and the ACH transfer referenced below on or before September 1 of the same year), which data shall include a break-down of all sales of units of both the 200mg and 400mg configurations of the Product by surgical facility and which data shall be accompanied by a contemporaneous ACH transfer to the checking account provided by Co-Promoter to Heron of the base compensation payment applicable for such calendar month as calculated pursuant to Exhibit A. In the event a dispute arises between the Parties regarding any amount owed by Heron to Co-Promoter pursuant to Section 4.01, Co-Promoter shall have the right, once every [***] and within [***] following any termination of this Agreement, and upon advance written notice to Heron, to inspect and audit the 867 data source document(s) sent from Heron’s third party data aggregator to Heron that relate to the sale of the Products for use within the Territory in order to verify the accuracy of the numerical values used for purposes of calculating the base compensation payable to Co-Promoter pursuant to Exhibit A; provided, however, that any such inspection and audit shall (a) take place at a mutually agreeable time and place, (b) not unreasonably interfere with Heron’s normal business operations, (c) be subject in all respects to the confidentiality and non-use provisions set forth in Article 6 of this Agreement and (d) be at Co-Promoter’s sole cost and expense; provided, however, that if any such audit or inspection reveals that Heron has underpaid Co-Promoter by [***] or more, then Heron shall bear Co-Promoter’s reasonable costs of such audit and inspection (excluding overhead costs).

2.
Section 4.06. Section 4.06 shall be added to the Agreement as set forth below:

“4.06 In addition to the compensation payable to Co-Promoter hereunder as set forth in this Section 4, and as described in Exhibit A and Exhibit B attached hereto, Heron agrees to pay Co-Promoter additional amounts as expressly set forth, and subject to the terms and conditions, in Schedule 1 to Exhibit A attached hereto and in accordance therewith.

3.
Schedule 1 to Exhibit A. Schedule 1 to Exhibit A is hereby added to this Agreement as attached hereto and incorporated herein. For the sake of clarity, newly added Schedule 1 to Exhibit A of this Agreement does not create any third party beneficiaries.

4.
Entire Agreement; Amendment. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This Amendment taken together with the Agreement constitutes the full and complete agreement and understanding between the Parties and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in this Amendment and the Agreement, as so amended. No provision of the Agreement as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by the Parties. Except as expressly modified by this Amendment, the Agreement and all of its terms and conditions shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

ACKNOWLEDGED, ACCEPTED, AND AGREED TO:

Heron Therapeutics, Inc.	Crosslink Network, LLC

/s/ Craig Collard	/s/ Richard Haury
Name: Craig Collard	Name: Richard Haury
Title: Chief Executive Officer	Title: Sr VP/General Counsel
Date: September 5, 2024	Date: September 5, 2024

SCHEDULE 1 TO EXHIBIT A

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